UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 9, 2016

MPM HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	333-201338	47-1756080
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

MOMENTIVE PERFORMANCE MATERIALS INC.
(Exact name of registrant as specified in its charter)

Delaware	333-146093	20-5748297
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

260 Hudson River Road Waterford, NY 12188	(518) 233-3330
(Address of principal executive offices including zip code)	(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On August 9, 2016, MPM Holdings Inc. ("Momentive") issued a news release announcing its results for the second quarter ended June 30, 2016. A copy of the News Release is being furnished as Exhibit 99.1 to this current report.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit 99.1	News Release, dated August 9, 2016, announcing Momentive’s financial results for the second quarter ended June 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPM HOLDINGS INC.

Date: August 9, 2016	/s/ Erick R. Asmussen
Erick R. Asmussen
Chief Financial Officer

MOMENTIVE PERFORMANCE MATERIALS INC.

/s/ Erick R. Asmussen
Erick R. Asmussen
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	News Release dated August 9, 2016 titled “Momentive Announces Second Quarter 2016 Results.”